As filed with the Securities and Exchange Commission on July 23, 1999

                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                           MILESTONE PROPERTIES, INC.
               (Exact name of issuer as specified in its charter)


           Delaware                                 65-0158204
   (State of incorporation)             (I.R.S. Employer Identification Number)


                      150 E. Palmetto Park Road, 4th Floor
                            Boca Raton, Florida 33432
                    (Address of principal executive offices)

                               -------------------

                           Milestone Properties, Inc.
                        1993 Employee Stock Option Plan,
                           Milestone Properties, Inc.
                           1993 Non-Employee Director
                               Stock Option Plan,
                                       And
                           Milestone Properties, Inc.
                            1999 Stock Incentive Plan
                            (Full title of the plans)

                               -------------------

         Robert A. Mandor                              Copy to:
         President                                     Joel A. Yunis, Esq.
         150 E. Palmetto Park Road                     Rosenman & Colin LLP
         4th Floor                                     575 Madison Avenue
         Boca Raton, Florida  33432                    New York, New York 10022
         (561) 394-9533                                (212) 940-8800
         (Name, address and telephone
         number of agent for service)

                                 ---------------

                                        CALCULATION OF REGISTRATION FEE
====================================================================================================================================
Title of                       Amount to be             Proposed maximum                Proposed maximum            Amount of
securities to                  registered               offering price                  aggregate offering          registration
be registered                                           per share*                      price*                      fee
====================================================================================================================================
Common Stock,
   par value $.01
   per share . . .             845,000**                $ 3.25                          $ 2,746,250                 $ 765.00
====================================================================================================================================

*Estimated solely for the purpose of calculating the registration fee; computed, pursuant to Rule 457(c), upon the basis of the average of the high and low prices of the Common Stock as quoted on the OTC Electronic Bulletin Board on July 21, 1999.

**300,000 shares under the Milestone Properties, Inc. 1993 Employee Stock Option Plan, 45,000 shares under the Milestone Properties, Inc. 1993 Non-Employee Director Stock Option Plan and 500,000 shares under the Milestone Properties, Inc. 1999 Stock Incentive Plan.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

                  Milestone Properties, Inc. (the "Company") is subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "Commission"). The following documents, or portions thereof, filed by the Company with the Commission pursuant to the Exchange Act are incorporated by reference in this Registration Statement:

                  a. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, filed with the Commission on March 30, 1999 and the amendment thereto filed with the Commission on April 30, 1999.

                  b. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1999, filed with the Commission on May 14, 1999 and Current Report on Form 8-K, filed with the Commission on February 11, 1999.

                  c. The information in respect of the Company's Common Stock under the caption "Description of the Company's Capital Stock" contained in the Company's Registration Statement on Form S-4 (Registration No. 33-32506) filed with the Commission on December 11,1989.

                  All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment hereto indicating that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part of this Registration Statement from the respective dates of filings of such documents.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

                  The By-Laws of the Company provide that the Company shall indemnify its officers, directors, employees and agents to the full extent permitted by the Delaware General Corporation Law (the "GCL"), the law of the State in which the Company is incorporated. Section 145 of the GCL empowers a corporation, within certain limitations, to indemnify any person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any suit or proceeding to which he is a party by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, as long as he acted in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the corporation. With respect to any criminal proceeding, he must have had no reasonable cause to believe his conduct was unlawful. The Company also has in effect directors' and officers' liability insurance.

ITEM 8.                    EXHIBITS

Exhibit No.                Description

4.01 Form of Common Stock Certificate (incorporated by reference to Exhibit 4.3 to the Company's Form 10-K filed with the Commission on March 29, 1991)

4.02 Milestone Properties, Inc. Non-Employee Directors' Stock Option Plan (incorporated by reference to
                           Exhibit 10.21 to the Company's Form 10-KSB filed with the Commission on March 31, 1994)

4.03 Milestone Properties, Inc. 1993 Employee Stock Option Plan (incorporated by reference to Exhibit 10.2 to Company's Form 10-KSB filed with the Commission on March 31, 1994)

4.04 Milestone Properties, Inc. 1999 Stock Incentive Plan (incorporated herein by reference to the Company's Proxy Statement for Annual Meeting of Stockholders, dated May 7, 1999)

*5.01                      Opinion of Rosenman & Colin LLP

*23.01                     Consent of Ahearn, Jasco + Company, P.A.

*23.02                     Consent of Deloitte & Touche LLP

*23.03                     Consent of Rosenman & Colin LLP (included in
                           Exhibit 5)

-----------------
*filed herewith

ITEM 9.  UNDERTAKINGS

    1.   The undersigned registrant hereby undertakes:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Act"); (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement;
(iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this registration statement; provided, however, that clauses (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

         (b) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    2. The undersigned registrant hereby undertakes that, for purposes of determining liability under the Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    3. Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boca Raton, Florida on this 22nd day of July, 1999.

                                               MILESTONE PROPERTIES, INC.



                                               By  /s/ Robert A. Mandor
                                                   ------------------------
                                                   Robert A. Mandor
                                                   President


                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

               Signature             Title                                   Date
               ---------             -----                                   ----

/s/ Leonard S. Mandor                Chairman of the Board and Chief         July 22, 1999
----------------------------         Executive Officer
Leonard S. Mandor


/s/ Robert A. Mandor                 President, Chief Financial              July 22, 1999
----------------------------         Officer and Director
Robert A. Mandor


/s/ Joseph P. Otto                   Vice President and Director             July 22, 1999
----------------------------
Joseph P. Otto


/s/ Patrick S. Kirse                 Vice President of Accounting            July 22, 1999
----------------------------         (Principal Accounting Officer)
Patrick S. Kirse


/s/ Geoffrey Aaronson                Director                                July 22, 1999
----------------------------
Geoffrey Aaronson


/s/ Harvey Jacobson                  Director                                July 14, 1999
----------------------------
Harvey Jacobson


/s/ Gregory McMahon                  Director                                July 22, 1999
----------------------------
Gregory McMahon



----------------------------
Harvey Shore                         Director


                                  EXHIBIT INDEX


Exhibit No.                Description

4.01 Form of Common Stock Certificate (incorporated by reference to Exhibit 4.3 to the Company's Form 10-K filed with the Commission on March 29, 1991)

4.02 Milestone Properties, Inc. Non-Employee Directors' Stock Option Plan (incorporated by reference to
                           Exhibit 10.21 to the Company's Form 10-KSB filed with the Commission on March 31, 1994)

4.03 Milestone Properties, Inc. 1993 Employee Stock Option Plan (incorporated by reference to Exhibit 10.2 to Company's Form 10-KSB filed with the Commission on March 31, 1994)

4.04 Milestone Properties, Inc. 1999 Stock Incentive Plan (incorporated herein by reference to the Company's Proxy Statement for Annual Meeting of Stockholders, dated May 7, 1999)

*5.01                      Opinion of Rosenman & Colin LLP

*23.01                     Consent of Ahearn, Jasco + Company, P.A.

*23.02                     Consent of Deloitte & Touche LLP

*23.03                     Consent of Rosenman & Colin LLP (included in
                           Exhibit 5).



*filed herewith

                                                                    Exhibit 5.01


                              Rosenman & Colin LLP
                               575 Madison Avenue
                            New York, New York 10022



July 23, 1999


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


Ladies and Gentlemen:

We refer to the Registration Statement on Form S-8 to be filed by Milestone Properties, Inc., a Delaware corporation, with the Securities and Exchange Commission with respect to the registration of 845,000 shares of the Company's common stock, par value $0.01 per share, for issuance under the Milestone Properties, Inc. 1993 Employee Stock Option Plan (300,000 shares), Milestone Properties, Inc. 1993 Non-Employee Director Stock Option Plan (45,000 shares) and Milestone Properties, Inc. 1999 Stock Incentive Plan (500,000 shares) (such plans, collectively, the "Plans").

We have made such examination as we have deemed necessary for the purpose of this opinion. Based upon such examination, it is our opinion that said 845,000 shares have been duly authorized and, upon issuance in accordance with the terms of stock option and stock incentive agreements or certificates issued under the Plans, will be validly issued, fully paid and non-assessable.

We hereby consent to the use of this opinion as Exhibit 5 to the Registration Statement.

Very truly yours,

ROSENMAN & COLIN LLP



By: /s/ Joel Yunis
    -------------------------
        A Partner

                                                                   Exhibit 23.01



                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


         We consent to the incorporation by reference in this Registration Statement of Milestone Properties, Inc. on Form S-8 of our report dated March 12, 1999 appearing in the Annual Report on Form 10-K of Milestone Properties, Inc. for the year ended December 31, 1998.

AHEARN, JASCO + COMPANY, P.A.


Pompano Beach, Florida
July 22, 1999

                                                                   Exhibit 23.02


                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------


         We consent to the incorporation by reference in this Registration Statement of Milestone Properties, Inc. on Form S-8 of our report dated March 20, 1998 appearing in the Annual Report on Form 10-K of Milestone Properties, Inc. for the year ended December 31, 1998.

DELOITTE & TOUCHE, LLP


New York, New York
July 22, 1999